Pricing Supplement No. 8 Dated June 25, 1998
(To Prospectus dated November 6, 1997  File No. 333-29813:)
Filed Pursuant to:  Rule 424 (b) (3)





                                 $600,000,000.00

                                 COMDISCO, INC.

                           Medium-Term Notes, Series G
              Due from 9 Months to 15 years From the Date of Issue


                                MEDIUM TERM NOTE
                                   FIXED RATE


Date of Issue:                          June 30, 1998

Maturity Date:                          June 30,  2003

Principal Amount:                       $19,000,000.00

Price to Public:                        100%

Interest Rate:                          6.29%

Interest Payment Dates:                 March 1 and Sept. 1


Form:    __X__ Book Entry            _____ Certificated

Optional Redemption Date:               N/A

Optional Repayment Date:                N/A

Agent's Discount or Commission:         $95,000.00

Cusip Number:                           20033R FM 6